crexendo®

ride the cloud

Investor Presentation
September 2017
Symbol OTCQX: CXDO



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crexendo

Safe Harbor

This presentation includes forward-looking statements within the meaning of the federal securities laws. These statements relate to, among other things, our history, our business lines, business strategy, goals , plans and expectations concerning our business, our market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors including risks to the business. These risk factors are explained in detail in the company's filings with the Securities and Exchange Commission including the Form 10-K for fiscal year ended December 31, 2016 and the form's 10-Q for the periods ending March 31, 2017 and June 30, 2017. In addition risk information is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form10-Q. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

Crexendo's Financial Highlights

Corporate Snapshot	
Ticker	CXDO
Market Cap (8/31/17)	$22.8M
Shares Outstanding (6/30/17)	13.8 M
Fiscal Year End	12/31
Total Revenue FYE 2016	$9.1M
Adjusted EBITDA (Year Ended 12/31/16)	$(1.7M)
Cash Balance (6/30/17)	$929K
Debt Outstanding (6/30/17)	$952K

Year Ended December 31, 2016

- Consolidated revenue increased **17%**
- Telecommunication segment revenue increased **30%**
- Backlog increased to **$15.9 million**
- Reduced consolidated operating expenses by **6.2%**
- GAAP loss per share improved by **$0.14** to **($0.21)**
- Non-GAAP loss per share improved by **$0.09 to ($0.13)**

Six Months Ended June 30, 2017

- Consolidated revenue increased **8.7%**
- Telecommunication segment revenue increased **16%**
- Backlog increased to **$18.0 million**
- Gross margin increased to **64%** compared to **55%**
- Reduced consolidated operating expenses by **8.3%**
- GAAP loss per share improved by **$0.06** to **($0.06)**
- Non-GAAP loss per share improved by **$0.06 to ($0.02)**

(On 9-5-17, **$1 million** note nearly eliminated through CEO exercise of 445K options with strike prices up to $2.45 per share)

crexendo®

Crexendo's Complete Cloud Solution



Cloud IP
CRM Integration
Mobility
Network Services
Disaster Recovery
Unified Communications
crexendo®
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Call Centers & ACD
Email Integration
SMB & Enterprise
Multi-Location
Collaboration
REC
Recording & Storage

Why Crexendo (CXDO)?

- **Fast Growing Industry – 28% CAGR forecast from 2016-2020 and growth to $140 Billion by 2021***
- **Crexendo Telecom Revenues Grew 30% YoY in 2016 and 16% For First Half '17**
- **Tremendous Industry Experience – Exec Mgmt. Team Over 100 Years Combined**
- **Stock price should be extremely responsive due to small float**
- **High Growth + Recurring Revenue = Cash Flow & Higher Multiples!**
- **Expecting cash flow positive in Q3 and Non-GAAP profitability in Q4**
- **The company is open to a small financing, at higher prices, to support growth and to expand the float**
- **Company has made and is open to making accretive acquisitions as a source of incremental growth**

* Source Zion Research Analysis 2016

Crexendo's Growth Strategy

Direct Sales

- Direct Sales Responsible for 45% of Sales in 2016
- Sell directly to larger sized customers and National Accounts
- Tenured and experienced Direct Sales Team with additional hires planned

Partner Sales

- Partner Sales Responsible for 55% of Sales in 2016 up from 35% in 2016
- Currently at 180 Partners with growth plans to be at 200 by year end
- Focused on Reseller Partners in 4 Key areas: Traditional Telecom VAR's, Data and B2B VAR's, Managed Service Providers (MSPs), and Master Agents
- Tenured staff with a wealth of experience in Channel Partnerships

Acquisitions

- Actively looking for accretive acquisitions of hosted telecommunications providers

The Business Model Is Changing

No

- Capital Expenses
- Maintenance Fees
- Support Fees
- Obsolescence
- Headaches



Everything

- Included
- Up to date
- Mobile
- Secure
- Simple

Businesses save an average of 25-55% on their monthly Telecom expenses and increase productivity when they move to the Cloud!

Legacy Telecom vs. Crexendo's Cloud



Local Circuits
PBX
Data Circuit
NETWORK

Cost Areas

- Local Dial Tone
- Long Distance
- Phone System
- Data Lines
- Internet Service
- Cabling Cost
- Maintenance – Per Trip



CLOUD
Internet Broadband Circuit
Router

Cost Areas

- Phone Device/Service
- Internet Service

Crexendo Is The Smart Choice



Built For Business

- Saves Money Every Month
- Improves Business Processes
- Adapts to Business Growth
- Survives Through Disasters
- Increases Efficiency

Trusted By IT

- Stays Up To Date
- Improves Security & Reliability
- Optimizes IT Resources
- Simplifies Self-Service Admin

Preferred By Users

- Features Are Easy
- Personalization Is Simple
- Mobility Is Seamless
- Saving Time Is Effortless

Crexendo's Award Winning UCaaS System

INTERNET TELEPHONY 2016 EXCELLENCE AWARD

COMMUNICATIONS SOLUTIONS 2016 Product Of The Year

TMC LABS 2016 Innovation Award CUSTOMER MAGAZINE

INTERNET TELEPHONY 2015 EXCELLENCE AWARD

COMMUNICATIONS SOLUTIONS 2017 Product Of The Year


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crexendo.com

Crexendo Revolutionizes The Office


Crexendo Phones

- UCaaS
- Call Center/ACD
- Mobility
- Collaboration
- Call Recording
- Soft Phones
- Cloud Fax
- Unified Messaging
- Disaster Recovery/Business Continuity
- SMS/Chat
- BYOD (Bring Your Own Device)

Crexendo's Advanced Data Center

- **Fully Redundant**
- **Highest security levels**
- **99.999% Uptime**
- **PCI compliant**
- **9-level network redundancy**
- **24x7 surveillance and monitoring**
- **Redundant UPS power & generator**
- **Redundant fiber entry points**
- **Multiple Tier 1 Providers**
- **Certified engineers and security professionals**
- **Backed Up By Amazon Web Services**



Trusted Partners:

35,000+ Users Trust Crexendo For Their Communications!

HUNT
BIG O TIRES
AMERICAN FAMILY INSURANCE
REALTY EXECUTIVES
Catholic Charities COMMUNITY SERVICES
LIBERTY TAX SERVICE
the Y YMCA
Junior Achievement
BMW
MAXAM
United Way
WESTSTAR MORTGAGE, INC.
ARIZONA CHRISTIAN UNIVERSITY
MAGNA COSMA INTERNATIONAL
SAFARILAND
First American Title
GOLDEN BOY
kravet
ISM INSTITUTE FOR SUPPLY MANAGEMENT
IES
hanley wood
TBI TEXAS BIBLE INSTITUTE
Primavera ONLINE HIGH SCHOOL

Competitive Landscape:
The Crexendo Difference!

The Crexendo Difference

- Handsets & System Designed, Engineered and Supported in-house (Higher Margins!)
- CLEC vetted & approved everywhere available in US
- Full Hardware Maintenance and Software Upgrades Included for Full Term
- Most High End Features Included as Standard Offering
- Can provide service to customers who wish to switch carriers, but retain their Polycom, Yealink or Cisco brand phones

The Competition

8x8, Inc. Vonage Business Solutions RingCentral AVAYA Mitel verizon

- Usually third party systems and handsets (Broadsoft, Polycom, Yealink, Cisco, etc.)
- Majority not regulated CLECs
- Maintenance and Software at additional expense
- Most High End Features Require Additional Expense and Packages

Telecommunications Segment Revenue

Consistent Revenue Growth



$ 8,500,000
$ 7,500,000
$ 6,500,000
$ 5,500,000
$ 4,500,000
$ 3,500,000
$ 2,500,000
$ 1,500,000
$ 500,000
2014
2015
2016
YTD 6/30/17
NRR
MRR

crexendo®

Telecommunications Gross Margin

Consistent Margin Improvement



70%
60%
50%
40%
30%
20%
10%
0%
Q2 14
Q2 15
Q2 16
Q2 17
26%
48%
55%
64%

Net Loss & Non-GAAP Net Loss

Consistent Bottom Line Improvement


$ -
$ (1,000,000)
$ (2,000,000)
$ (3,000,000)
$ (4,000,000)
$ (5,000,000)
$ (6,000,000)
$ (7,000,000)
Non-GAAP
Loss Portion

Telecommunications Segment Backlog

Consistent Growth in Backlog


8,500,000
6,500,000
4,500,000
2,500,000
0,500,000
8,500,000
6,500,000
4,500,000
2,500,000
$ 500,000
Q2 14
Q2 15
Q2 16
Q2 17

crexendo

crexendo
ride the cloud

In conclusion – Crexendo has:

- Established a low cost, recurring revenue business model that is competitive in any market
- Increased telecom revenue, telecom backlog and gross margin percentage every year since entering the telecom market
- Reduced GAAP losses, Non-GAAP losses and cash flow burn every year, reflecting outstanding management of expenses
- Designed world class system and handsets with in-house engineering staff that appeals to businesses with 5 to 5000 handsets
- The Option for BYOD for Polycom, Yealink and Cisco handsets on its system
- Built a Direct and Indirect sales organization with 180 partners and growing

Future Goals:

- To be Cash Flow positive in Q3 2017
- To be Non-GAAP positive in Q4 2017 and GAAP positive in Q1 2018
- To accelerate the growth in new sales bookings
- To increase the gross margin percentage to over 70% in 2018
- To make at least one accretive acquisition in 2018

crexendo®
ride the cloud

Questions & Answers


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crexendo

Appendix

Leadership Team

Leader	Experience
Steve Mihaylo, CEO (2008)	Founder and formerly CEO of $500 million Inter-Tel sold for $740 million in 2007; 46 years experience in the telecom Industry
Doug Gaylor, President & COO (2010)	Former Sr. VP Sales at Inter-Tel ; 30 years experience in the telecom industry
Ron Vincent, CFO (2012)	Senior level Financial Expert & CPA: 18 years experience, former Senior Manager with Ernst & Young; 8 years experience in the telecom industry
Jeffrey Korn, General Counsel (2005)	Senior level Legal Expert: 31 years experience in the legal field with extensive SEC experience
Rich Braband, VP Ops (2011)	Former VP Operations at Inter-Tel; 30 years experience in the telecom industry
Nishith Chudasama, VP of Engineering (2009)	Former Sr. Software Engineer at Inter-Tel; 19 years experience in the telecom industry
Darren Johnson, VP of Sales (2017)	Former VP Sales: Imagine Solutions. 15 years sales experience

Appendix – Crexendo Cloud Telecom Features

Crexendo Cloud VoIP Features Highlights

- Business-Class Voicemail with E-Mail Delivery
- Extensive Auto Attendant Options
- Free Unlimited Local & Domestic Long Distance Calling
- ACD Hunt Groups with Advanced Routing and Reporting
- Conference Bridge - 20 party audio bridge/pin number
- Customized Music/Message on Hold with Multiple Options
- DID service and Programmable Caller ID
- Keep Existing Business Numbers
- Call Park, Call Retrieve
- Record A Call, Auto Call Record
- Unified Communications
- Cloud Fax Electronic E-Mail
- Disaster Recovery/ Business Continuity
- Crexendo Mobile App for Cell Users

User Features

- Extension Dialing
- Follow Me/Find Me
- Intercom, Hands-free Answer

User Features - Continued

- Call forward/Call transfer/Call waiting
- Paging – Internal and External
- Consultative Transfer
- Blind Transfer
- Local 3-way conference
- Web Portal/User Mgmt.
- HD Speakerphone
- System Admin Portal
- Simultaneous Ring Groups
- ACD Call Center Apps
  - Monitor
  - Barge
  - Whisper
  - Auto Call Record
  - Skills Based Routing
  - Enhanced Reporting
- Enhanced 9-1-1 (E911)
- Callers log, Blacklist
- Do Not Disturb (DND)
- Toll-Free Numbers
- Virtual Numbers
- Many, Many More

Appendix - Reconciliation of Non-GAAP Financial Measures – Fiscal Year 2016

Reconciliation of U.S. GAAP Net Loss to Non-GAAP Net Loss
(Unaudited)

	Year Ended December 31,	
	2016	2015
	(In thousands)	
U.S. GAAP net loss	$ (2,792)	$ (4,541)
Share-based compensation	653	1,306
Amortization of rent expense paid in stock, net of deferred gain	229	228
Amortization of intangible assets	131	210
Amortization of interest expense paid in stock	101	-
Non-GAAP net loss	$ (1,678)	$ (2,797)

Reconciliation of U.S. GAAP Net Loss to EBITDA to Adjusted EBITDA
(Unaudited)

	Year Ended December 31,	
	2016	2015
	(In thousands)	
U.S. GAAP net loss	$ (2,792)	$ (4,541)
Depreciation and amortization	146	270
Interest expense	138	28
Interest and other (income)/expense	(121)	(314)
Income tax provision/(benefit)	12	(12)
EBITDA	(2,617)	(4,569)
Share-based compensation	653	1,306
Amortization of rent expense paid in stock, net of deferred gain	229	228
Adjusted EBITDA	$ (1,735)	$ (3,035)

Appendix - Reconciliation of Non-GAAP Financial Measures – Q2 2017

Reconciliation of U.S. GAAP Net Loss to Non-GAAP Net Loss
(Unaudited)

	Three Months Ended June 30, 2017	Three Months Ended June 30, 2016	Six Months Ended June 30, 2017	Six Months Ended June 30, 2016
	(In thousands)		(In thousands)	
U.S. GAAP net loss	$ (281)	$ (778)	$ (824)	$ (1,646)
Share-based compensation	132	158	392	351
Amortization of rent expense paid in stock, net of deferred gain	-	57	38	114
Amortization of intangible assets	25	33	49	66
Non-cash interest expense	33	28	66	57
Non-GAAP net loss	$ (91)	$ (502)	$ (279)	$ (1,058)

Reconciliation of U.S. GAAP Net Loss to EBITDA to Adjusted EBITDA
(Unaudited)

	Three Months Ended June 30, 2017	Three Months Ended June 30, 2016	Six Months Ended June 30, 2017	Six Months Ended June 30, 2016
	(In thousands)		(In thousands)	
U.S. GAAP net loss	$ (281)	$ (778)	$ (824)	$ (1,646)
Depreciation and amortization	28	36	55	74
Interest expense	36	31	71	66
Interest and other income	(4)	(33)	(9)	(72)
Income tax provision	4	4	8	7
EBITDA	(217)	(740)	(699)	(1,571)
Share-based compensation	132	158	392	351
Amortization of rent expense paid in stock, net of deferred gain	-	57	38	114
Adjusted EBITDA	$ (85)	$ (525)	$ (269)	$ (1,106)

crexendo®

APPENDIX - CREXENDO, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except par value and share data)

	June 30, 2017		December 31, 2016	
Assets				
Current assets:				
Cash and cash equivalents	$	929	$	619
Restricted cash		100		100
Trade receivables, net of allowance for doubtful accounts of $42 as of June 30, 2017 and $34 as of December 31, 2016		404		346
Inventories		254		170
Equipment financing receivables		128		121
Prepaid expenses		629		686
Other current assets		8		8
Total current assets		2,452		2,050
Certificate of deposit		-		252
Long term trade receivables, net of allowance for doubtful accounts of $11 as of June 30, 2017 and $13 as of December 31, 2016		36		43
Long-term equipment financing receivables		104		176
Property and equipment, net		12		18
Intangible assets, net		286		355
Goodwill		272		272
Long term prepaid expenses		169		231
Other long-term assets		122		136
Total assets	$	3,453	$	3,533
Liabilities and Stockholders' Equity				
Current liabilities:				
Accounts payable	$	162	$	116
Accrued expenses		853		997
Notes payable, current portion		127		66
Income taxes payable		5		5
Deferred revenue, current portion		960		809
Total current liabilities		2,107		1,993
Deferred revenue, net of current portion		36		43
Notes payable, net of current portion		952		966
Other long-term liabilities		-		16
Total liabilities		3,095		3,018
Stockholders' equity:				
Preferred stock, par value $0.001 per share - authorized 5,000,000 shares, none issued		—		—
Common stock, par value $0.001 per share - authorized 25,000,000 shares, 13,830,556 shares issued and outstanding as of June 30, 2017 and 13,578,556 shares issued and outstanding as of December 31, 2016		14		14
Additional paid-in capital		59,383		58,716
Accumulated deficit		(59,039)		(58,215)
Total stockholders' equity		358		515
Total Liabilities and Stockholders' Equity	$	3,453	$	3,533

The accompanying notes are an integral part of the condensed consolidated financial statements.

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Thank You!

Symbol OTCQX: CXDO


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